EXHIBIT (13)

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michiel van Katwijk, a Director, Executive Vice President, Chief Financial Officer and Treasurer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan, Julie Collett and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Members Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Members Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Advisor Elite II	Separate Account VA B	811-06032
Transamerica Income Elite II	Separate Account VA B	811-06032
Transamerica Retirement Income Plus	Separate Account VA B	811-06032
Transamerica ABC Variable Annuity Series	Separate Account VA B	811-06032
Transamerica 123 Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Members Extra Variable Annuity	Separate Account VA B	811-06032
Income Elite Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Members Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Advisor Elite Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Dreyfus/Transamerica Triple Advantage® Variable Annuity	Separate Account VA-2L	811-07042
Secure Path for Life	Separate Account VA FF	811-22370

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of October, 2016.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk
Director, Executive Vice President,
Chief Financial Officer and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric Martin, Corporate Controller and Senior Vice President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan, Julie Collett and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Members Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Members Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Advisor Elite II	Separate Account VA B	811-06032
Transamerica Income Elite II	Separate Account VA B	811-06032
Transamerica Retirement Income Plus	Separate Account VA B	811-06032
Transamerica ABC Variable Annuity Series	Separate Account VA B	811-06032
Transamerica 123 Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Members Extra Variable Annuity	Separate Account VA B	811-06032
Income Elite Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Members Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Advisor Elite Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Dreyfus/Transamerica Triple Advantage® Variable Annuity	Separate Account VA-2L	811-07042
Secure Path for Life	Separate Account VA FF	811-22370

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of October, 2016.

/s/ Eric Martin
Eric Martin
Corporate Controller and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jason Orlandi, a Director, Executive Vice President, Secretary and General Counsel of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan, Julie Collett and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Members Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Members Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Advisor Elite II	Separate Account VA B	811-06032
Transamerica Income Elite II	Separate Account VA B	811-06032
Transamerica Retirement Income Plus	Separate Account VA B	811-06032
Transamerica ABC Variable Annuity Series	Separate Account VA B	811-06032
Transamerica 123 Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Members Extra Variable Annuity	Separate Account VA B	811-06032
Income Elite Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Members Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Advisor Elite Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Dreyfus/Transamerica Triple Advantage® Variable Annuity	Separate Account VA-2L	811-07042
Secure Path for Life	Separate Account VA FF	811-22370

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of October, 2016.

/s/ Jason Orlandi
Jason Orlandi
Director, Executive Vice President, Secretary and General Counsel